UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2023

KKR & Co. Inc.
 (Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards
New York, NY 10001
Telephone: (212) 750-8300
(Address, zip code, and telephone number, including
area code, of registrant’s principal executive office.)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

On November 28, 2023, KKR Magnolia Holdings LLC (“Parent”), an indirect subsidiary of KKR & Co. Inc. (together with its subsidiaries, “KKR”), and Sweetbay Merger Sub LLC, a direct subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with The Global Atlantic Financial Group LLC (“TGAFG” and, together with its subsidiaries, “Global Atlantic”) pursuant to which KKR will acquire the remaining 36.7% of Global Atlantic that KKR does not currently own.

Pursuant to the Merger Agreement, Merger Sub will merge with and into TGAFG, with TGAFG surviving the merger (the “Merger”), after which Global Atlantic will become a wholly-owned subsidiary of KKR.  The consummation of the Merger (the “Closing”) is subject to the satisfaction or waiver of customary closing conditions and is anticipated to occur in the first quarter of 2024. Subject to the Closing, Parent will pay the minority equityholders of Global Atlantic an aggregate amount in cash equal to 36.7% of 1.0x Global Atlantic’s book value, subject to certain adjustments.  As of the date of this filing, the total cash purchase price is expected to be approximately $2.7 billion.  Certain Global Atlantic employees who own equity in Global Atlantic and also participate in Global Atlantic’s management equity plan are expected to rollover a majority of their equity interests in Global Atlantic into KKR equity.

The outstanding debt securities of Global Atlantic will remain outstanding obligations of solely such entities and will not be assumed or guaranteed by KKR.

Each of Parent, Merger Sub and TGAFG has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants by TGAFG to conduct its business in the ordinary course during the period between the execution of the Merger Agreement and the Closing. The Merger Agreement also contains customary provisions regarding the termination of the Merger Agreement under certain circumstances.

Following the execution and delivery of the Merger Agreement, Parent, as the sole holder of voting equity interests of TGAFG, executed an irrevocable written consent approving the adoption of the Merger Agreement. No approval by any minority equityholder of Global Atlantic is required to consummate the Merger, although they are entitled to certain appraisal rights under applicable law.  The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1, and the terms of which are incorporated by reference herein.

The Merger Agreement has been included as an exhibit hereto solely to provide investors and security holders with information regarding its terms. It is not intended to be a source of financial, business or operational information about KKR, Global Atlantic or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement are made only for purposes of the Merger Agreement and are made as of specific dates; are solely for the benefit of the parties; may be subject to qualifications and limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties rather than establishing matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of KKR, Global Atlantic or their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 7.01	Regulation FD Disclosure.

On November 29, 2023, KKR and Global Atlantic issued a joint press release announcing the execution of the Merger Agreement and other strategic initiatives. The joint press release contains details for a conference call hosted by KKR and Global Atlantic to discuss the Merger and other strategic initiatives. The joint press release is furnished as Exhibit 99.1 and incorporated by reference in this Item 7.01.

On November 29, 2023, KKR posted a presentation on its website for KKR common stockholders and analysts. The presentation is accessible at the Investor Relations section of the website of KKR at https://ir.kkr.com/events-presentations/.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains certain forward-looking statements. Forward-looking statements relate to expectations, estimates, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts, including but not limited to the statements with respect to: the transaction (including the estimated total cash purchase price) to acquire all outstanding shares of Global Atlantic; operation of Global Atlantic following the closing of the transaction; expansion and growth opportunities and other synergies resulting from the transaction; the availability of cash on hand or liquidity from KKR’s investment portfolio to fund the transaction; and expected timing of closing. The forward-looking statements are based on KKR’s beliefs, assumptions and expectations, taking into account all information currently available to it. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to KKR or are within its control. If a change occurs, KKR’s business, financial condition, liquidity and results of operations, including but not limited to dividends, reported earnings, and capital structure may vary materially from those expressed in the forward-looking statements. The following factors, among others, could cause actual results to vary from the forward-looking statements: failure to realize the anticipated benefits within the expected timeframes from the planned transaction with Global Atlantic; unforeseen liabilities or integration and other costs of the Global Atlantic transaction and timing related thereto; availability and cost of financing to fund the transaction; changes in Global Atlantic’s business; any delays or difficulties in receiving regulatory approvals; failure to complete the transaction; distraction of management or other diversion of resources within each company caused by the transaction; retention of key Global Atlantic employees; Global Atlantic’s ability to maintain business relationships following the transaction; the volatility of the capital markets; failure to realize the benefits of or changes in KKR’s or Global Atlantic’s business strategies; availability, terms and deployment of capital; availability of qualified personnel and expense of recruiting and retaining such personnel; changes in the asset management or insurance industry, interest rates, credit spreads, currency exchange rates or the general economy; underperformance of KKR’s or Global Atlantic’s investments and decreased ability to raise funds; changes in Global Atlantic policyholders’ behavior; any disruption in servicing Global Atlantic’s insurance policies; the use of estimates and risk management in Global Atlantic’s business; and the degree and nature of KKR’s and Global Atlantic’s competition. All forward-looking statements speak only as of the date hereof. KKR does not undertake any obligation to update any forward-looking statements to reflect circumstances or events that occur after the date on which such statements were made except as required by law. In addition, KKR’s business strategy is focused on the long term and financial results are subject to significant volatility.

Additional information about factors affecting KKR is available in KKR & Co. Inc.’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on February 27, 2023, quarterly reports on Form 10-Q for subsequent quarters and other filings with the SEC, which are available at www.sec.gov.

Past performance is not indicative or a guarantee of future performance. This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities in any jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 2.1	Merger Agreement, dated as of November 28, 2023, by and among KKR Magnolia Holdings LLC, Sweetbay Merger Sub LLC and The Global Atlantic Financial Group LLC.
Exhibit 99.1	Joint press release of KKR & Co. Inc. and The Global Atlantic Financial Group LLC, dated November 29, 2023, announcing the execution of the Merger Agreement and other strategic initiatives.
Exhibit 104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: November 29, 2023	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Secretary